BofI Holding, Inc. Investor Presentation Greg Garrabrants President and Chief Executive Officer NASDAQ: BOFI Keefe, Bruyette & Wood Community Bank Investors Conference August 1, 2012

1 Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The words “believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act. These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters. Such statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of these factors, we refer you to the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2011. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or by any other person or entity that the objectives and plans of the Company will be achieved. For all forward- looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act

2 Q3 Fiscal 2012 Financial Highlights Q3 2012 vs. Q3 2011 $541.9 $309.7 $481.9 $149.1 76 bps $7.7 31.2% 24.5% 43.3% 84.9% -35 bps 46.3% Asset growth Deposit growth Loan portfolio growth Loan origination growth Non-performing assets to total assets Q3 Net Income Amount ($M or %) Increase (%) Return on Equity: 16.8% Return on Assets: 1.38%

3 … and is also a Top Performer among the Broader Universe of All Public Banks and Thrifts 2012 rank 2011 rank Total assets ($000) 2011 ROAE (%) 2011 ROAA (%) Non-interest income/total revenue (%) Capital ratio (%) Efficiency ratio (%) Non- performing loans/total loans (%) 1 1 Bank of the Ozarks, Little Rock, AR 3,839,987 26.80 2.70 17.65 18.93 55.91 0.50 2 125 Southern BancShares, Mt Olive, NC 2,068,677 24.57 2.27 60.67 21.30 42.21 10.98 3 7 Republic Bancorp, Louisville, KY 3,419,991 21.42 2.76 40.34 24.74 43.42 3.67 4 6 Southside Bancshares, Tyler, TX 3,308,400 16.84 1.29 28.24 22.36 54.41 1.14 5 236 Pacific Mercantile Bancorp, Costa Mesa, CA 1,024,552 16.51 1.15 19.30 13.40 89.97 2.14 6 221 CoBiz Financial, Denver, CO 2,423,504 16.23 1.39 27.06 16.30 75.78 2.93 7 5 WestAmerica Bancorp., San Rafael, CA 5,042,161 16.14 1.78 23.14 15.83 49.16 2.19 8 4 BofI Holding, San Diego 2,223,797 16.00 1.33 14.72 13.77 42.03 1.28 9 16 Hingham Institution for Savings, Hingham, MA 1,127,276 15.52 1.13 4.53 13.55 42.88 0.85 10 26 Citizens & Northern Corp., Wellsboro, PA 1,323,735 15.30 1.78 23.31 21.17 51.22 1.35 Source: ABA Banking Journal, May 2012 Note: Public banks and thrifts with total assets of $1-10 billion dollars

4 BofI is Consistently Ranked among the Best of the Biggest Thrifts by SNL Financial … BofI Holding, Inc. (BOFI) 2 CA 127.12 1,736 1.29 15.44 15.16 39.43 1.51 0.45 BofI Holding, Inc. (BOFI) 3 5 CA 89.40 1,401.1 1.16 15.87 13.14 32.23 1.21 0.80 2010 The Best of the Biggest Thrifts 2009 The Best of the Biggest Thrifts #2 #3 Source: SNL Financial BofI Holding, Inc. (BOFI) 2 CA 134.61 2,224 1.24 16.09 14.33 42.04 1.20 0.39 2011 The Best of the Biggest Thrifts #2

5 BofI is a Top Quartile Performer Versus Bank Peer Group BofI Federal Bank Peer Group Percentile ROAA 1.49% .68% 91% Return on equity 17.34% 6.12% 93% G&A 1.49% 2.55% 17% Efficiency ratio 32.62 65.35 5% Note: Peer group is all banks with assets greater than $1 billion for quarter ended March 31, 2012 Source: Uniform Bank Performance Report (UBPR) The 93% on ROE means that the Bank outperformed 93% of all Banks. The 17% G&A ranking means that only 17% of Banks spend less on G&A than BofI. Peer group includes Banks greater than $1 billion dollars.

6 Our Business Model is More Profitable Because Our Costs are Lower… Salaries and benefits Premises and equipment BofI1 (%) 0.78 0.12 Other non-interest expense 0.57 Total non-interest expense 1.47 Core business margin 2.19 1.50 0.37 1.21 3.08 0.55 Banks $1-$10bn2 (%) Net interest income 3.66 3.63 As % of average assets 1. BofI Federal Bank only for the three months ended 3/31/12 - the most recent data on FDIC website “Statistics on Depository Institutions Report.” Excludes BofI Holding Inc. to compare to FDIC data 2. Commercial banks by asset size. FDIC reported for three months ended 3/31/12. Total of 437 institutions $1-$10 billion

7 Efficiency Ratio (BofI Federal Bank, for the fiscal quarter ended) 35.19 35.45 32.62 61.67 0 20 40 60 80 (%) Banks1 Q3 ‘12 Q2 ‘12 Q1 ’12 One of the lowest rates in the industry 1. Reported by FDIC – 437 commercial banks with $1-$10 billion in assets for the quarter ended 3/31/12 Source: FDIC Statistics on Depository Institutions. All data excludes bank holding companies … Resulting In An Efficiency Ratio That Is Consistently One Of The Industry’s Lowest

8 Corporate Profile and Vision  $2.3 billion asset savings and loan holding company1  11-year operating history, publicly traded on NASDAQ (BOFI) since 2005  Headquartered in single branch location in San Diego, CA  37,000 deposit and loan customers1  209 employees ($11 million in assets per employee)1  Market Capitalization of $215 million2 1. As of 3/31/12 2. As of 5/10/12 closing price of $18.79 per share We aspire to be the most innovative branchless bank in the United States providing products and services superior to our branch based competitors Vision Key Facts

9 Diversified Branchless Customer Acquisition Channels Co n s u m e r o n lin e b ra n d s Description • Value-oriented consumer • High-end/older demographic • Airline rewards oriented • Wider demographic • Business checking • Products tailored to financial planning advisors and customers Bank brands Affinity Partners • 45 million members • 12 million members • 2 million members • 15 million hunters Description

10 Preference Toward Delivery has Shifted Rapidly Toward the Internet Over the Last Four Years Preferred Banking Method (2011) Preferred Banking Method (2007) Other 20% ATM 21% Branches 36% Internet Banking 23% Other 10% ATM 8% Branches 20% Internet Banking 62% Source: American Banker Association

11 With the Need For Branches to Deposit Checks Dropping Quickly Avg. deposits per day per branch 250 50 0 2012 2010 2014 300 100 150 2008 200 2006 Check decline only With RDC • 45% decline from 2006 to 2011 • Additional decline by 2014 of 90% with Remote Deposit Capture Implementation Check decline without remote deposit capture With remote deposit capture Source: Celent

12 Branch Traffic has Declined Approximately 4.0% per Year for an Aggregated Decline of 90% Over the Last 16 Years Source: FMSI 2011 Teller Line Study; ICBA Independent Banker Magazine, March 2011 "Branch foot-traffic is plummeting and branches are largely idle, except for the activities of the employees" "Check writing declines 6-10% per year" – Bob Meara, Analyst, Celent 2010 Thousands 1995 2000 2005 13.0 0 11.4 10.1 15 10 5 6.8 2011 8.1 ~4.0% CAGR Average Branch Monthly Volume – Teller Transactions

13 Branch Banks are Losing Sources of Revenue that Supported "Free" Checking Interchange Income Average Transaction Fee Bank Service Charges 0.4 0.2 0.0 -55% Post-Durbin 0.21 Pre-Durbin 0.44 Cents 0.6 $ Billions 2.70 2 1 Q4 2009 3 0 -20% Q4 2010 2.30 • Interchange is roughly 20% on non- interest income • $27.5 billion per year of lost interchange income • Under $10 billion asset size banks unaffected • Non-sufficient funds fees significantly reduced from new regulation Source: American Banker; Celent

14 Banks over $50 Billion Dollars In Assets Offering Free Checking Dropped to Less than 35% from 96% in One Year Source: American Banker 80 Thousands 60 20 2010 100 40 0 34.8% 2009 96.0% -61.2% Represents a secular trend toward less competitive products at banks with branch-based cost structures Banks greater than $50 billion in assets that offer free checking

15 Enhanced Value Proposition For Deposit Customers Product Customer Service Platform Features • Free checking with unlimited ATM reimbursement • Rate rewards features • Merchant/purchase rewards • Enhanced call center representatives training • Call center representative extended hours • Outbound calling for setup and welcome • Remote check deposit capture • Personal financial management/account aggregation • POP money (money transfer to mobile phones to emails) • Enhanced mobile banking platform • Mobile remote deposit capture (March) • New iPhone and Android application

16 CNN Money Recently Highlighted the Bank’s Checking Account in Its Article Describing the Bank as “One of 7 Banks That Is Still Awesome” Note: Information as of October 2011

17 Primary Business – Lending 1. Percent of total originations and purchases for quarter ended March 31, 2012 Lending Single family Multifamily Capital Markets Gain-on-sale Mortgage Banking Wholesale Jumbo Retail Wholesale Loan Purchases and Sales Loan Originations • Internet and affinity lead sources • Self-service operation • Low-fixed costs • High-end portfolio lender – “Common Sense" underwriting – Quarter to date average LTV of 56% • 15 high quality originators with average experience of 15+ years • Highly ranked website- apartmentbank.com • 10-year history as portfolio bank • High credit quality • Quarter to date average LTV of 59% and DSCR of 1.63% • Wide network of relationships • Significant due diligence experience • Over $1bn of closed transactions • Complex transaction structure assistance • Highly creative and opportunistic • Unique asset classes 76%1 18%1 6%1 Warehouse Lending • Product provides vertical integration and strengthens mortgage banking relationships Specialty Finance • Unique receivables • Niche market with high returns

18 Our Rapid Asset Growth has been Driven by Strong and Profitable Organic Loan Production Loan Portfolio – End of Last Five Quarters 1,000,000 2,000,000 1,113,813 1,500,000 500,000 0 Q3 2012 Q2 2012 1,325,301 Q1 2012 1,443,860 Q4 2011 1,526,523 Q3 2011 1,595,704 Multifamily Single family 53% 54% 54% 52% 54% 54% 54% 53% 52% 54% Average Loan to Value

19 Loan Origination Group Production Year over Year Single Family – Jumbo Portfolio Multifamily – Portfolio 73.6 78.7 Total $175.6 120.0 104.4 $419.7 Pipeline1 Single Family – Gain on Sale $23.3 $195.3 ($ Millions) Q3-2011 Production 103.3 57.3 $303.9 $143.3 Q3-2012 Production 1. Applications in as of 7/20/12

20 1.08 3.54 0 1 2 3 (%) BofI1 Banks $1-10 bn Non-current loans1 Assets in non-accrual1 0.70 1.73 0 1 2 3 (%) BofI1 Bank $1-10 bn 1. Commercial banks by asset size. FDIC reported at 3/31/12. Total of 437 institutions $1-$10 billion Best in Class Asset Quality

21 Loan Portfolio1 100% = $1,612 Million 45 2 41 2 10 Multifamily SF residential Home equity Commercial Consumer and other 1. Gross loans before premiums, discounts and allowances Loan Diversity – March 31, 2012

22 Full service branchless banking platform with structural cost advantages vs. traditional banks Superior growth and ROE relative to large and small competitors Solid track record of allocating capital to businesses with best risk-adjusted returns New business initiatives will generate incremental growth in customers, loans and profits Robust risk management systems and culture has resulted in lower credit, counterparty and regulatory risks Investment Summary

23 COMPANY Greg Garrabrants, President and CEO BofI Holding, Inc. Phone: +1-858-350-6203 greg.garrabants@bofifederalbank.com www.bofiholding.com Investor Relations Mark A. McPartland, Senior Vice President MZ Group Phone: +1-646-593-7140 Mobile: +1-910-297-6442 markmcp@mzgroup.us www.mzgroup.com Contact Information